UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported)	August 26, 2005

Viper Networks, Inc.

(Exact name of registrant as specified in its charter)

Nevada	0032939	87-0410279

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10373 Roselle Street, Suite 170 San Diego, California	92121

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(858) 452-8737

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 26, 2005, pursuant to the power conferred on the board of directors of the Corporation by the Corporation’s Bylaws, the board of directors of the Corporation determined that the exact number of authorized directors of the Corporation should be three (3), effective immediately until such time as the number is changed in accordance with the Corporation’s Bylaws.

The Corporation also announced that Farid Shouekani is hereby elected to serve as a director of the Corporation, his term of office to commence immediately and continue until his successor is duly elected and qualified; and, as previously announced, is hereby appointed to serve as President and Chief Executive Officer of the Corporation, in accordance with the terms and conditions contained in the Employment Agreement, dated August 26, 2005.

The board of directors hereby accept the resignation of Ron Weaver, as President and CEO, and the resignations of John Castiglione and Jason Sunstein, leaving the board of directors consisting of Farid Shouekani, Ronald Weaver and Paul Atkiss.

Section 8 – Other Events

Item 8.01 Other Events

In an effort to reduce the Corporation’s total issued and outstanding common stock, the Corporation’s officers have agreed to return all bonuses previously paid in the form of common stock in exchange for an equal amount of common stock purchase warrants at a price of $.25 and a Promissory Note for all unpaid loans, salaries and expenses (see attached Specimen Settlement Agreement, Warrant Agreement and Promissory Note, collectively dated August 26, 2005).  The following bonuses have been cancelled and returned to treasury.

Officer	Bonus Amount Returned	$0.25 Warrants	Promissory Notes

Ronald Weaver	4,400,000 common shares	4,400,000	$53,119.97
Jason Sunstein	4,400,000 common shares	4,400,000	$208,445.54
John Castiglione	4,400,000 common shares	4,400,000	$211,894.68
Farid Shouekani	2,200,000 common shares	2,200,000	$330,000.00
James Balestraci	1,100,000 common shares	1,100,000	$35,590.07

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit
Number	Exhibit Title or Description
4.1	Specimen Settlement Agreement
4.2	Specimen Warrant Agreement
4.3	Specimen Promissory Note
99	Resignation R. Weaver
99	Resignation J. Sunstein
99	Resignation J. Castiglione

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIPER NETWORKS, INC.

Dated: August 26, 2005	By: /s/ Jason Sunstein
Jason Sunstein
V.P. Finance and Secretary

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